Exhibit 10.12

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.

LITTLE SQUAW GOLD MINING COMPANY

CLASS A WARRANTS
TO PURCHASE SHARES

OF COMMON STOCK OF

LITTLE SQUAW GOLD MINING COMPANY

Warrant to Purchase

2,500,000 Shares of Common Stock

November 21, 2005

FOR VALUE RECEIVED, LITTLE SQUAW GOLD MINING COMPANY, a Delaware corporation (the "Company"), hereby certifies that RAB Special Situations (Master) Fund Limited, its successor or permitted assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, 2,500,000 fully paid and non-assessable shares of Common Stock of the Company, par value $0.10 per share (the "Common Stock"), at a purchase price per share equal to the Exercise Price (as hereinafter defined).

1.

Definitions.  (a)  The following terms, as used herein, have the following meanings:

"Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

"Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of Seattle, Washington are authorized by law to close.

"Common Stock" means the Common Stock, par value $0.10 per share, of the Company.

"Duly Endorsed" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

“Exercise Date” means the date a Warrant Exercise Notice is delivered to the Company in the manner provided in Section 9 below.

"Exercise Price" means $0.30.

"Expiration Date" means 5:00 p.m. (Seattle, Washington) on November 21, 2008; provided that if such date shall in the City of Seattle, Washington be a holiday or a day on which banks are authorized to close, then 5:00 p.m. on the next following day which in the City of Seattle, Washington is not a holiday or a day on which banks are authorized to close.

"Fair Market Value" means as to any security, the average closing prices of such security's sales on the Principal Market for the day as of which "Fair Market Value" is being determined, or, if there have been no sales on any such exchanges on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day.  If the Common Stock is not listed or admitted to unlisted trade privileges and bid and asked prices are not so reported, the Fair Market Value shall be determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

"Initial Warrant Exercise Date" means the date hereof.

"Person" means an individual, partnership, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Principal Market” means the National Association of Securities Dealers electronic over-the-counter bulletin board (“OTCBB”), or if not quoted on the OTCBB, the primary securities exchanges or market on which such security may at the time be listed or quoted for trading.

"Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time.

2.

Exercise of Warrant.

(a)

The Holder is entitled to exercise this Warrant in whole or in part at any time on or after the Initial Warrant Exercise Date until the Expiration Date.  To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto.  No earlier than five (5) days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant Certificate, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price.  Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.  No fractional shares will be issued.

(b)

The Exercise Price may be paid to the Company in cash or by certified or official bank check or bank cashier's check payable to the order of the Company, or by wire transfer or by any combination of cash, check or wire transfer.

Little Squaw Gold Mining Company
Warrant Certificate – Class A Warrants

(c)

If the Holder exercises this Warrant in part, this Warrant Certificate shall be surrendered by the Holder to the Company and a new Warrant Certificate of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company.  The Company shall register the new Warrant Certificate in the name of the Holder or in such name or names of its transferee pursuant to paragraph 6 hereof as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

(d)

Upon surrender of this Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant Certificate appropriate evidence of ownership of the shares of Common Stock or other securities or property to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property to the Person or Persons entitled to receive the same.

(e)

In no event may the Holder exercise these Warrants in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “U.S. Securities Act”), or the Holder is a non-U.S. person (as defined in Regulation S of the U.S. Securities Act) exercising these Warrants in an “off shore transaction” in accordance with the requirements of Regulation S of the U.S. Securities Act.

(f)

Notwithstanding any other provision hereof, no Holder shall exercise these Warrants, if as a result of such conversion the holder would then become a “ten percent beneficial owner” (as defined in Rule 16a-2 under the Securities Exchange Act of 1934, as amended) of Common Stock.  For greater certainty, the Warrants shall not be exercisable by the Holder or redeemed by the Company, if, after giving effect to such exercise, the holder of such securities, together with its affiliates, would in aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is 9.99% or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise; provided, however, that upon a holder of these Warrants providing the Company with a Waiver Notice that such holder would like to waive the provisions of this paragraph 2(e) with regard to any or all shares of Common Stock issuable upon exercise of these Warrants, this paragraph 2(e) shall be of no force or effect with regard to those shares of Common Stock referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of these Warrants.

3.

Mandatory Exercise.  Following the effectiveness of a registration statement qualifying the resale of the Warrant Shares, the Company may require Warrant holders, at any time following the date that the closing bid price of the Shares as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. (the “Closing Bid Price”) has averaged at or above $0.75 for a period of five consecutive trading days, to exercise the Warrants and acquire Warrant Shares at the applicable exercise price per Warrant Share.  The Warrant holders will be required to exercise the Warrants within five (5) business days of the receipt of notice from the Company, after which time the Warrants shall be cancelled if unexercised.  As used herein, “Principal Market” shall mean The National Association of Securities Dealers Inc.'s OTC Bulletin Board, the Nasdaq SmallCap Market, or the American Stock Exchange.  If the Common Shares are not traded on a Principal Market, the

Little Squaw Gold Mining Company
Warrant Certificate – Class A Warrants

Closing Bid Price shall mean the reported Closing Bid Price for the Common Shares, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods.

4.

Restrictive Legend.  Certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant Certificate to the extent that and for so long as such legend is required pursuant to applicable law.  Notwithstanding the foregoing, the company or its transfer agent shall issue and deliver the shares to the DTC on Holder’s Behalf or certificates free of restrictive legends, as applicable, if there is an effective registration statement registering the resale of the Common Stock under the U.S. Securities Act and the Holder represents to the Company that the exercise is in connection with a sale and the Holder has complied or will comply with the applicable prospectus delivery requirements and applicable securities laws.

5.

Covenants of the Company.

(a)

The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant.  All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

(b)

The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment.  Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(d)

Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

(e)

Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents

Little Squaw Gold Mining Company
Warrant Certificate – Class A Warrants

thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(f)

The Company covenants that during the period the Warrant is outstanding, it will use its best efforts to comply with any and all reporting obligations under the Securities Exchange Act of 1934, as amended.

(g)

The Company will take all such reasonable action as may be necessary (i) to maintain a Principal Market for its Common Shares in the United States and (ii) to assure that such Warrant Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of  the Principal Market upon which the Common Stock may be listed.

(h)

The Company shall preserve and maintain its corporate existence and all licenses and permits that are material to the proper conduct of its business.

(i)

The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

6.

Exchange, Transfer or Assignment of Warrant; Registration

(a)

Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

(b)

The Holder agrees that it will not transfer, hypothecate, sell, assign, pledge or encumber any Warrants or Warrant Shares unless such securities are registered under the U.S. Securities Act and registered or qualified under any applicable state securities laws or such transfer is effected pursuant to an available exemption from registration.

(c)

The Holder of this Warrant has been granted certain registration rights by the Company.  The registration rights are set forth in that certain Subscription Agreement between the Company and the Holder dated effective as of November 21, 2005.  The terms of the Subscription Agreement are incorporated herein by this reference.

7.

Anti-Dilution Provisions.  The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares shall be proportionately adjusted to reflect such dividend, distribution, subdivision, reclassification or combination. For example, if the Company declares a 2 for 1 stock split and the number of Warrant Shares immediately prior to such event was 200,000, the number of Warrant Shares immediately after such event would be

Little Squaw Gold Mining Company
Warrant Certificate – Class A Warrants

400,000.  Such adjustment shall be made successively whenever any event listed above shall occur.

(b)

Whenever the number of Warrant Shares is adjusted pursuant to Subsection (a) above, the Exercise Price shall simultaneously be adjusted by multiplying the Exercise Price immediately prior to such event by the number of Warrant Shares immediately prior to such event and dividing the product so obtained by the number of Warrant Shares, as adjusted. If an Exercise Price has not yet been established, an adjustment thereof shall be deferred until one is established pursuant to the terms of this Warrant.

(c)

No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five percent (5%) in such price; provided, however, that any adjustments which by reason of this Subsection (c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 7 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(d)

Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant to be mailed to the Holder.  The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 7, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

(e)

In the event that at any time, as a result of an adjustment made pursuant to Subsection (a) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsection (a), above.

(f)

Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

(g)

In case at any time or from time to time conditions arise by reasons of action taken by the Company, which in the reasonable opinion of its Board of Directors, are not adequately covered by the provisions of Section 7 hereof, and which might materially and adversely affect the exercise rights of the Holder hereof, the Board of Directors shall appoint a firm of independent certified public accountants, which may be the firm regularly retained by the Company, which will give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of Section 7 necessary with respect to the Exercise Price then in effect and the number of shares of Common Stock for which the Warrant is exercisable, so as to preserve, without dilution, the exercise rights of the Holder.  Upon receipt of such opinion, the Board of Directors shall forthwith make the adjustments described therein.

Little Squaw Gold Mining Company
Warrant Certificate – Class A Warrants

8.

Loss or Destruction of Warrant.  Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date.

9.

Notices.  Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

If to the Company:

LITTLE SQUAW GOLD MINING COMPANY

3412 S. Lincoln Dr.

Spokane, WA 99203-1650

Attention:  Dick Walters, President

Fax:  509-624-2878

with a copy to:

DORSEY & WHITNEY LLP

Republic Plaza Building

Suite 4700 370 Seventeenth Street

Denver, CO  80202-5647

Attention:  Kenneth Sam

Fax:  303-629-3450

If to the Holder: RAB Special Situations LP

RAB Special Situations (Master) Fund Limited

c/o RAB Capital Limited

No. 1 Adam Street

London  W2CN 6LE

United Kingdom

Attn:  Joseph Jayaraj

Fax:

Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

10.

Rights of the Holder.  Prior to the exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or any notice of any proceedings of the Company except as may be specifically provided for herein.

11.

GOVERNING LAW.  THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF WASHINGTON, AND THE

Little Squaw Gold Mining Company
Warrant Certificate – Class A Warrants

PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

12.

Amendments; Waivers.  Any provision of this Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective.  No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

13.

Company Reorganization.  In the event of any sale of substantially all the assets of the Company or any reorganization, reclassification, merger or consolidation of the Company where the Company is not the surviving entity, then as a condition to the Company entering into such transaction, the entity acquiring such assets or the surviving entity, as the case may be, shall agree to assume the Company's obligations hereunder.

************

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of November 21, 2005.

Little Squaw Gold Mining Company
Warrant Certificate – Class A Warrants

WARRANT EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of the Warrant

after delivery of Warrant Exercise Notice)

To:

LITTLE SQUAW GOLD MINING COMPANY

The undersigned irrevocably exercises the Warrant for the purchase of ___________ shares (the "Shares") of Common Stock, par value $0.10 per share, of LITTLE SQUAW GOLD MINING COMPANY (the "Company") at $0.30 per Share (the Exercise Price currently in effect pursuant to the Warrant).

The undersigned herewith makes payment of $___________ (such payment being made in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check), all on the terms and conditions specified in the within Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

The undersigned is either (i) an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “U.S. Securities Act”), and is exercising these Warrants in a transaction that does not require registration under the U.S. Securities Act or (ii) is not a U.S. Person or person in the United States and is exercising these Warrants in an “off shore transaction” in accordance with the requirements of Regulation S of the U.S. Securities Act.  The terms U.S. Person, United States and off-shore transaction have the meanings set forth in Regulation S of the U.S. Securities Act.

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

Check this box, if applicable:

☐

The undersigned hereby represents that it has either sold the common stock to be issued hereunder or intends to sell such common stock within 20 business days of receipt of such common stock in compliance with the Plan of Distribution set forth in the Registration Statement file under the U.S. Securities Act in respect to such common stock and in compliance with the applicable securities law.  The undersigned hereby requests that the share certificate representing the common stock be issued without a restrictive legend.

Date:

(Signature of Owner)

(Street Address)

(City)

(State)

(Zip Code)

Little Squaw Gold Mining Company
Warrant Certificate – Class A Warrants

Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised portion of the Warrant evidenced by the within Warrant Certificate to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Little Squaw Gold Mining Company
Warrant Certificate – Class A Warrants

WARRANT ASSIGNMENT FORM

Dated ___________ ___, _____

FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto_____________________________(the "Assignee"),

          (please type or print in block letters)

(insert address)

its right to purchase up to shares of Common Stock represented by these Warrants and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

Signature:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES.

To be completed by transferee.

In connection with this transfer: (check one):

☐

The undersigned transferee hereby certifies that (i) it is not a U.S. Person and was not offered the Warrants while in the United States and did not execute this certificate while within the United States, (ii) it is not acquiring any of the Warrants represented by this Warrant Certificate by or on behalf of any U.S. person or person within the United States, and (iii) it has in all other respects complied with the terms of Regulation S of the United States Securities Act of 1933, as amended (the “US Securities Act”), or any successor rule or regulation of the United States Securities and Exchange Commission as presently in effect.

☐

The undersigned transferee is delivering a written opinion of U.S. counsel to the effect that this transfer of Warrants has been registered under the US Securities Act or are exempt from registration thereunder.

Signature:

Little Squaw Gold Mining Company
Warrant Certificate – Class A Warrants